SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549


                          FORM 8-K/A
                        Amendment No. 2


                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934




       Date of Earliest Event Reported:  February 12, 1996


                   Jefferson-Pilot Corporation
     (Exact name of registrant as specified in its charter)



       North Carolina            1-5955          56-0896180
(State or other jurisdiction   (Commission    (I.R.S. Employer
     of incorporation)         File Number)  Identification No.)



 100 North Greene Street, Greensboro, North Carolina     27401
       (Address of principal executive offices)        (Zip Code)




                         (910) 691-3691
       (Registrant's telephone number, including area code)

Item 4.    Change in Registrant's Certifying Accountant

This Amendment No. 2 to Form 8-K is being provided solely to affirmatively report that there were no reportable events as that term is defined in
Item 304(a)(1)(v) of Regulation S-K and to provide the appropriate confirming letters from the two accounting firms which are technically being "dismissed" in connection with the appointment of new auditors.

As reported in the Form 8-K being amended hereby, on February 12, 1996 the Jefferson-Pilot Corporation Board of Directors, upon recommendation of the Audit Committee, appointed Ernst & Young LLP as the independent public accountants to audit the financial statements of the Corporation and its consolidated subsidiaries for the fiscal year ending December 31, 1996.

Previously, the consolidated financial statements were audited by McGladrey & Pullen, LLP ("McGladrey"), who for 1995 expressed reliance
(with respect to the inclusion of Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton") following its acquisition) on Arthur Andersen LLP ("Andersen") in its reports on the Corporation's consolidated financial statements for the fiscal year ended December 31, 1995.

From January 1, 1994 through May 28, 1996, the effective date of these "dismissals," there were no reportable events, as that term is defined in
Item 304(a)(1)(v) of Regulation S-K, involving the Corporation and McGladrey, and from the date of the acquisition through May 28, 1996 there were no reportable events as so defined involving Alexander Hamilton or the Corporation and Andersen.

Confirming letters from both firms are attached as Exhibit 16.


Item 7.   Financial Statements and Exhibits

Exhibit 16

1.   Letter from McGladrey & Pullen, LLP, dated June 26, 1996.

2.   Letter from Arthur Andersen LLP, dated June 26, 1996.


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              JEFFERSON-PILOT CORPORATION

                              By:     /s/Robert A. Reed
                              (name)     Robert A. Reed

                              (title) Vice President

Date:  June 26, 1996

                        Index to Exhibits

Exhibit No.    Description                             Page

    1          Letter from McGladrey & Pullen, LLP,
               dated June 26, 1996                       4

    2          Letter from Arthur Andersen LLP,
               dated June 26, 1996                       5

                                                    EXHIBIT 16.1

June 26, 1996


Securities and Exchange Commission
450 Fifth Street NW
Washington, DC  20549

Ladies and Gentlemen:

We have read Item 4 included in the attached Form 8-K/A Amendment No. 2 dated June 26, 1996 of Jefferson-Pilot Corporation filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein insofar as they relate to us.

Very truly yours,

/s/McGladrey & Pullen, LLP
McGLADREY & PULLEN, LLP

                                                     EXHIBIT 16.2

June 26, 1996


Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549


Ladies and Gentlemen:

We have read Item 4 included in the attached Form 8-K/A Amendment No. 2 dated June 26, 1996 of Jefferson-Pilot Corporation filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein insofar as they relate to us.

Very truly yours,

/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP

June 26, 1996


VIA EDGAR

Securities and Exchange Commission
ATTENTION:  Filing Desk, Stop 1-4
450 Fifth Street N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

SUBJECT:  Jefferson-Pilot Corporation
          File No. 1-5955

Enclosed herewith is an amended Current Report on Form 8-K/A Amendment No. 2 for Jefferson-Pilot Corporation, the date of the earliest event reported being February 12, 1996.

Please confirm receipt of this filing by notifying the CompuServe mailbox maintained by Jefferson-Pilot.

Very truly yours,

/s/ Robert A. Reed
Robert A. Reed
Vice President, Secretary
  and Associate General Counsel
Jefferson-Pilot Corporation